UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2024

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court

Sarasota, Florida 34240

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	INVO	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 5, 2024, INVO Bioscience, Inc., a Nevada corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with FirstFire Global Opportunities Fund, LLC (the “Buyer”), pursuant to which the Buyer agreed to purchase, and the Company agreed to issue and sell, (i) a promissory note with an aggregate principal amount of $275,000.00, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), according to the terms, conditions, and limitations outlined in the note (the “Note”), (ii) a warrant (the “First Warrant”) to purchase 229,167 shares (the “First Warrant Shares”) of the Company’s common stock at an exercise price of $1.20 per share, (iii) a warrant (the “Second Warrant”) to purchase 500,000 shares (the “Second Warrant Shares”) of Common Stock at an exercise price of $0.01 issued to the Buyer, and (iv) 50,000 shares of Common Stock (the “Commitment Shares”), for a purchase price of $250,000. Carter, Terry, & Company, Inc. acted as placement agent (the “Placement Agent”) for the transaction, for which it received a cash fee of $25,000. The proceeds are being used for working capital and general corporate purposes.

Among other limitations, the total cumulative number of shares of common stock that may be issued to the Buyer under the Purchase Agreement may not exceed the requirements of Nasdaq Listing Rule 5635(d), except that such limitation will not apply in the event the Company obtains stockholder approval of the shares of common stock to be issued under the Purchase Agreement, if necessary, in accordance with the requirements of Nasdaq Listing Rule 5635(d). The Company has agreed to hold a meeting for the purpose of obtaining this stockholder approval within nine (9) months of the date of the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, and covenants by each of the Company and the Buyer. Among other covenants of the parties, the Company granted the Buyer the right to participate in any subsequent placement of securities until the earlier of eighteen (18) months after the date of the Purchase Agreement or extinguishment of the Note. The Company has also granted customary “piggy-back” registration rights to the Buyer with respect to the shares of common stock underlying the Note (the “Conversion Shares”), the First Warrant Shares, the Second Warrant Shares, and the Commitment Shares. The Buyer has covenanted not to cause or engage in any short selling of shares of common stock until the Note is fully repaid.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The following sets forth the material terms of the Note, the First Warrant, and the Second Warrant.

Note

Interest and Maturity. The Note carries an interest rate of twelve percent (12%) per annum, with the first twelve months of interest, amounting to $33,000.00, guaranteed, and fully earned as of the issue date. The maturity date of the Note is twelve (12) months from the issue date, at which point the Principal Amount, together with any accrued and unpaid interest and other fees, shall be due and payable to the holder of the Note.

Conversion. The holder of the Note is entitled to convert any portion of the outstanding and unpaid principal amount and accrued interest into Conversion Shares at a conversion price of $1.00 per share, subject to adjustment. The Note may not be converted and Conversion Shares may not be issued under the Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding Common Stock. In addition to the beneficial ownership limitations in the Note, the number of shares of Common Stock that may be issued under the Note, the First Warrant, the Second Warrant, and under the Purchase Agreement (including the Commitment Shares) is limited to 19.99% of the outstanding Common Stock as of April 5, 2024 (the “Exchange Cap”, which is equal to 523,344 shares of Common Stock, subject to adjustment as described in the Purchase Agreement), unless stockholder approval is obtained by the Company to issue more than the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

Prepayment. The Company may prepay the Note at any time in whole or in part by paying a sum of money equal to 110% of the sum of the principal amount to be redeemed plus the accrued and unpaid interest.

Future Proceeds. While any portion of the Note is outstanding, if the Company receives cash proceeds of more than $1,500,000 from any source or series of related or unrelated sources, or more than $1,000,000 from any public offering (the “Minimum Threshold”), the Company shall, within one (1) business day of Company’s receipt of such proceeds, inform the Buyer of such receipt, following which the Buyer shall have the right in its sole discretion to require the Company to immediately apply up to 100% of all proceeds received by the Company above the Minimum Threshold to repay the outstanding amounts owed under the Note.

Covenants. The Company is subject to various covenants that restrict its ability to, among other things, declare dividends, make certain investments, sell assets outside the ordinary course of business, or enter into transactions with affiliates, thereby ensuring the Company operational and financial activities are conducted in a manner that prioritizes the repayment of the Note.

Events of Default. The Note outlines specific events of default and provides the Buyer certain rights and remedies in such events, including but not limited to the acceleration of the Note’s due date and a requirement for the Company to pay a default amount. Specific events that constitute a default under the Note include, but are not limited to, failure to pay principal or interest when due, breaches of covenants or agreements, bankruptcy or insolvency events, and a failure to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon an event of default, the Note becomes immediately due and payable, and the Borrower is subject to a default sum as stipulated.

The Note is subject to, and governed by, the terms and conditions of the Purchase Agreement.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

First Warrant

The First Warrant grants the holder thereof the right to purchase up to 229,167 shares of Common Stock at an exercise price of $1.20 per share.

Exercisability. The First Warrant is be immediately exercisable and will expire five years from the issuance date. The First Warrant is exercisable, at the option of the holder, in whole or in part, by delivering to the Company a duly executed exercise notice and, at any time a registration statement registering the issuance of the First Warrant Shares under the Securities Act is effective and available for the issuance of such First Warrant Shares, or an exemption from registration under the Securities Act is available for the issuance of such First Warrant Shares, by payment in full in immediately available funds for the number of First Warrant Shares purchased upon such exercise. If a registration statement registering the issuance of the First Warrant Shares underlying the First Warrant under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the First Warrant through a cashless exercise, in which case the holder would receive upon such exercise the net number of First Warrant Shares determined according to the formula set forth in the First Warrant.

Exercise Limitation. A holder will not have the right to exercise any portion of the First Warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the First Warrant.

Trading Market Regulation. Until the Company has obtained stockholder approval of the Purchase Agreement and the issuance of the securities issued pursuant thereto, the Company may not issue any First Warrant Shares upon the exercise of the First Warrants if the issuance of such First Warrant Shares, (taken together with the issuance of any shares held by or issuable to the holder under the Purchase Agreement or any other agreement with the Company) would exceed the aggregate number of shares which the Company may issue without breaching 523,344 shares (19.9% of the Company’s outstanding common stock) or any of the Company’s obligations under the rules or regulations of Nasdaq.

Exercise Price Adjustment. Subject to the aforementioned limitations, the exercise price of the First Warrant is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock, upon any distributions of assets, including cash, stock or other property to our stockholders, and if we issue additional shares of Common Stock at a price per share that is less than the exercise price then in effect.

Fundamental Transactions. The Company shall not enter into or be a party to a fundamental transaction unless the successor entity assumes all obligations of the Company under the First Warrant and other transaction documents. Upon consummation of a fundamental transaction, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the First Warrant with the same effect as if such successor entity had been named in the First Warrant itself.

Rights as a Stockholder. Except as otherwise provided in the First Warrant or by virtue of such holder’s ownership of shares of Common Stock, the holder of the First Warrant will not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises the First Warrant.

The foregoing description of the First Warrant does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Second Warrant

The Second Warrant grants the holder thereof the right to purchase up to 500,000 shares of Common Stock at an exercise price of $0.01 per share.

Exercisability. The Second Warrant will only become exercisable on the specific Triggering Event Date, which is the date that an Event of Default occurs under the Note, and will expire five years from such date. The Second Warrant includes a ‘Returnable Warrant’ clause, providing that the Second Warrant shall be cancelled and returned to the Company if the Note is fully extinguished before any Triggering Event Date. The Second Warrant will be exercisable, at the option of each holder, in whole or in part by delivering to the Company a duly executed exercise notice and, at any time a registration statement registering the issuance of the Second Warrant Shares under the Securities Act is effective and available for the issuance of such Second Warrant Shares, or an exemption from registration under the Securities Act is available for the issuance of such shares, by payment in full in immediately available funds for the number of Second Warrant Shares purchased upon such exercise. If a registration statement registering the issuance of Second Warrant Shares under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Second Warrant through a cashless exercise, in which case the holder would receive upon such exercise the net number of Second Warrant Shares determined according to the formula set forth in the warrant.

Exercise Limitation. A holder will not have the right to exercise any portion of the Second Warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Second Warrant.

Trading Market Regulation. Until the Company has obtained stockholder approval of the Purchase Agreement and the issuance of the securities issued pursuant thereto, the Company may not issue any Second Warrant Shares upon the exercise of the Second Warrants if the issuance of such Second Warrant Shares, (taken together with the issuance of any shares held by or issuable to the holder under the Purchase Agreement or any other agreement with the Company) would exceed the aggregate number of shares which the Company may issue without breaching 523,344 shares (19.9% of the Company’s outstanding common stock) or any of the Company’s obligations under the rules or regulations of Nasdaq.

Exercise Price Adjustment. Subject to the aforementioned limitations, the exercise price of the Second Warrant is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock, upon any distributions of assets, including cash, stock or other property to our stockholders, and if we issue additional shares of Common Stock at a price per share that is less than the exercise price then in effect.

Fundamental Transactions. The Company shall not enter into or be a party to a fundamental transaction unless the successor entity assumes all obligations of the Company under the Second Warrant and other transaction documents. Upon consummation of a fundamental transaction, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the Second Warrant with the same effect as if such successor entity had been named in the Second Warrant itself.

Rights as a Stockholder. Except as otherwise provided in the Second Warrant or by virtue of such holder’s ownership of shares of Common Stock, the holder of the Second Warrant will not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises the Second Warrant.

The foregoing description of the Second Warrant does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 and Item 3.02 related to the issuance of the Note is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

On April 8, 2024, the Company consummated the offering of the Note, the First Warrant, the Second Warrant, and the Commitment Shares contemplated by the Purchase Agreement. The Company offered and sold the Note, the First Warrant, the Second Warrant, and the Commitment Shares pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Promissory Note.

4.2	First Common Stock Purchase Warrant.

4.3	Second Common Stock Purchase Warrant.

10.1	Purchase Agreement by and between INVO Bioscience, Inc. and FirstFire Global Opportunities Fund, LLC dated as of April 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024

INVO BIOSCIENCE, INC.

By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer